SIREN ETF TRUST

(the “Trust”)

Siren Large Cap Blend Index ETF

Ticker: SPQQ

(the “Fund”)

Supplement dated February 4, 2022 to the

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”),

each dated July 29, 2021

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and SAI, and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

The Board of Trustees of the Trust has approved the liquidation and termination of the Fund, which is expected to occur on or about Friday, March 11, 2022 (the “Liquidation Date”).

In anticipation of the liquidation of the Fund, the Fund’s investment adviser will manage the Fund in a manner intended to facilitate its orderly liquidation, such as by holding cash or making investments in other highly-liquid assets. As a result, effective immediately, all or a portion of the Fund may not be invested in a manner consistent with the Fund’s stated investment strategies, which may prevent the Fund from achieving its investment objective. The Fund is likely to experience higher tracking error than is typical for the Fund.

The Fund will no longer accept orders for new creation units after the close of business on the business day immediately prior to the Liquidation Date, and trading in shares of the Fund on The NASDAQ Stock Market LLC will be halted prior to market open on the Liquidation Date. The Fund’s shares will subsequently be delisted. Prior to the Liquidation Date, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for the Fund’s shares during that time period. Customary brokerage charges may apply to such transactions.

Shareholders who continue to hold shares of the Fund on the Liquidation Date will receive a liquidating distribution with a value equal to their proportionate ownership interest in the Fund on that date. This liquidating distribution received by a shareholder may be in an amount that is greater or less than the amount a shareholder might receive if they sell their shares before the Liquidation Date.

The liquidation distribution amounts will include any accrued income and capital gains and will generally be a taxable event for shareholders investing through taxable accounts. You should consult your personal tax advisor concerning your particular tax situation. The net asset value of the Fund on the Liquidation Date will reflect costs of liquidating the Fund. Shareholders will receive liquidation proceeds as soon as practicable after the Liquidation Date.

Shareholders should call the Fund at (866) 829-5457 for additional information.

Please retain this supplement for future reference.